Exhibit 10.1
EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     This EIGHTH AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of February 22, 2007, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and WACHOVIA CAPITAL MARKETS, LLC (as successor to Wachovia Securities, Inc.), as Administrator (the “Administrator”).
RECITALS
     1. The Seller, Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Second Amended and Restated Receivables Purchase Agreement dated as of September 2, 2003 (as amended through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.
     2. Amendments to Agreement.
     2.1 The definition of “Excluded Receivable” set forth in Exhibit I to the Agreement is hereby amended by (a) deleting the word “or” at the end of clause (ii) therein and substituting a “,” therefor, (b) deleting the “.” at the end of clause (iii) therein and substituting the word “or” therefor and (c) adding clause (iv) therein that reads as follows:
     “(iv) any Receivable originated by Communications Supply Corporation, the Obligor of which is The Stanley Works Co..”
     2.2 The definition of “Group A Dilution Horizon Ratio” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     ““Group A Dilution Horizon Ratio” means, as of any date of determination, a ratio (expressed as a decimal), computed by dividing (i) the aggregate sales generated by the Originators during the month ending on such date, by (ii) the Net Receivables Pool Balance as of such date.”

     2.3 The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended by deleting the amount “$400,000,000” therein and substituting the amount “$500,000,000” therefor.
     2.4 The Commitment and Scheduled Commitment Termination Date with respect to PNC Bank, National Association, as a Related Committed Purchaser, as set forth on PNC Bank, National Association’s signature page to the Agreement, are hereby amended by respectively (a) deleting the amount “$77,500,000” therein and substituting the amount “$108,333,000” therefor and (b) deleting the date “May 9, 2008” therein and substituting the date “May 9, 2010” therefor.
     2.5 The Commitment and Scheduled Commitment Termination Date with respect to Fifth Third Bank, as a Related Committed Purchaser, as set forth on Fifth Third Bank’s signature page to the Agreement, are hereby amended by respectively, (a) deleting the amount “$87,500,000” therein and substituting the amount “$108,334,000” therefor and (b) deleting the date “May 9, 2008” therein and substituting the date “May 9, 2010” therefor.
     2.6 The Commitment and Scheduled Commitment Termination Date with respect to General Electric Capital Corporation, as a Related Committed Purchaser, as set forth on General Electric Capital Corporation’s signature page to the Agreement, are hereby amended by respectively, (a) deleting the amount “$85,000,000” therein and substituting the amount “$108,333,000” therefor and (b) deleting the date “May 9, 2008” therein and substituting the date “May 9, 2010” therefor.
     2.7 The Commitment and Scheduled Commitment Termination Date with respect to Wachovia Bank, National Association, as a Related Committed Purchaser, as set forth on Wachovia Bank, National Association’s signature page to the Agreement, are hereby amended by respectively (a) deleting the amount “$150,000,000” therein and substituting the amount “$175,000,000” therefor and (b) deleting the date “May 9, 2008” therein and replacing it with the date “May 9, 2010” therefor.
     2.8 Schedule II to the Agreement is hereby amended and restated in its entirety as attached hereto.
     3. Representations and Warranties. The Seller and Servicer hereby represent and warrant to each of the parties hereto as follows:
     (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.
     (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, the Intercreditor Agreement and the other Transaction Documents shall remain in full force and effect. After this Amendment becomes effective, all references in

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the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by (a) the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion, (b) the Administrator (or the applicable Purchaser Agent) of (i) evidence of satisfaction of the Rating Agency Condition with respect to such Purchaser Agent’s Purchaser Group and (ii) such other agreements, documents and instruments as the Administrator shall request, and (c) each Committed Purchaser of any applicable fees set forth in its respective fee letter, among such Committed Purchaser, the Seller and the Servicer, dated as of the date hereof.
     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
     7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable principles of conflicts of law (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).
     8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WESCO RECEIVABLES CORP.

By:	/s/ Daniel A. Brailer

Name:	Daniel A. Brailer

Title:	Treasurer

WESCO DIST	RIBUTION, INC., as Servicer

By:	/s/ Daniel A. Brailer

Name:	Daniel A. Brailer

Title:	Treasurer

Sch. II-1

WACHOVIA CAPITAL MARKETS, LLC, as Administrator

By:	/s/ William P. Rutkowski

Name:	William P. Rutkowski

Title:	Vice President

Sch. II-2

MARKET STREET FUNDING LLC (as successor to Market Street Funding Corporation), as a Conduit Purchaser

By:	/s/ Doris J. Hearn

Name:	Doris J. Hearn

Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street Funding LLC

By:	/s/ William P. Falcon

Name:	William P. Falcon

Title:	Vice President

Sch. II-3

GENERAL ELECTRIC CAPITAL CORPORATION, as a Conduit Purchaser

By:	/s/ W. Russ Brightly

Name:	W. Russ Brightly

Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, as Purchaser Agent for General Electric Capital Corporation

By:	/s/ W. Russ Brightly

Name:	W. Russ Brightly

Title:	Duly Authorized Signatory

Sch. II-4

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Conduit Purchaser

By:	/s/ Douglas R. Wilson, Sr.

Name:	Douglas R. Wilson, Sr.

Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Variable Funding Capital Company LLC

By:	/s/ William P. Rutkowski

Name:

Title:

Sch. II-5

FIFTH THIRD BANK, as a Conduit Purchaser

By:	/s/ Andrew D. Jones.

Name:	Andrew D. Jones

Title:	AVP

FIFTH THIRD BANK, as Purchaser Agent for Fifth Third Bank

By:	/s/ Andrew D. Jones

Name:	Andrew D. Jones

Title:	AVP

Sch. II-6

THE RELATED COMMITTED PURCHASERS:

PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Market Street Funding LLC

By:	/s/ William P. Falcon

Name:	William P. Falcon

Title:	Vice President

Sch. II-7

FIFTH THIRD BANK, as a Related Committed Purchaser for Fifth Third Bank

By:	/s/ Andrew D. Jones

Name:	Andrew D. Jones

Title:	AVP

Sch. II-8

GENERAL ELECTRIC CAPITAL CORPORATION, as a Related Committed Purchaser for General Electric Capital Corporation

\	By:	/s/ W. Russ Brightly

	Name:	W. Russ Brightly

	Title:	Duly Authorized Signatory

Sch. II-9

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Variable Funding Capital Company LLC

By:	/s/ William P. Rutkowski

Name:	William P. Rutkowski

Title:	Vice President

[Schedule II has been omitted and will be furnished upon request.]

Sch. II-10